Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
16.	Commitments and Contingencies
(a)	Operating lease commitments

The Group leases office facilities under operating leases expiring on different dates. Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases, and the terms of the leases do not contain rent escalation, contingent rent, renewal, or purchase options.

There are no restrictions placed upon the Group by entering into these leases. Total expenses under these operating leases were $148,274, $285,742 and $916,612 for the years ended December 31, 2015, 2016 and 2017, respectively.

Future minimum lease payments under operating lease agreements at December 31, 2017 were as follows:

Year ended December 31,
$
2018	1,311,102
2019	1,302,945
2020	358,342
2021	53,692
2022 and thereafter	—
Total lease commitment	3,026,081

(b)	Purchase commitments

As of December 31, 2017, the Group’s commitments related to purchase of property and equipment contracted but not yet reflected in the consolidated financial statement was $4,926,073 which is expected to be incurred within one year.

(c)	Capital commitments

The Group’s total capital commitment to its underlying investment in JING is RMB 26.3 million ($3.9 million). As of December 31, 2017, the Group’s unfunded commitment to JING was RMB 13.2 million ($2.0 million).

(d)	Contingencies

The Group is a party to or assignee of license and collaboration agreements that may require it to make future payments relating to milestone fees and royalties on future sales of licensed products (Note 13).